UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2007

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32616	98-0381367
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

North Part of Xinquia Road, Yang Ling Agricultural High-Tech
Industries Demonstration Zone, Yang Ling,
People's Republic of China 712100
(Address of Principal Executive Offices

86-29-87074957
(Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Press Release Clarifying Past Relationships with Consultancy Firms and Affiliates

As previously disclosed, on November 6, 2006, the Company received a letter from the American Stock Exchange (“Amex”) indicating that the Company is not in compliance with certain continued listing standards. The letter specifically conveyed the Amex’s view that the Company provided incomplete, misleading, and/or inaccurate disclosure regarding its relationship with a consultancy firm and its affiliates. The identity of that consultancy firm is New York Global Group.

Concurrent with the filing of this Form 8-K, the Company is distributing a press release clarifying its past relationship with New York Global Group and its affiliates. The press release is attached to this report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.   Description

99.2    Press Release dated January 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BODISEN BIOTECH, INC.
(Registrant)

Date: January 5, 2007	/s/ Bo Chen
Bo Chen
Chairman, Chief Executive Officer and President